LVIP Goldman Sachs Income Builder Fund Supplement Dated June 30, 2016 to the Prospectus and the Statement of Additional Information dated May 1, 2016

This Supplement updates certain information in the Prospectus and Statement of Additional Information for the LVIP Goldman Sachs Income Builder Fund (the “Fund”). You may obtain copies of the Fund’s Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 1-800-4LINCOLN (454-6265) or at www.lfg.com/lvip.

Please keep this Supplement with your Prospectus and other important records.

Revisions to the Prospectus and Statement of Additional Information for the Fund:

Effective June 30, 2016, Andrew Braun no longer serves as co-portfolio manager of the Fund. Accordingly, all references to Andrew Braun in the Prospectus and Statement of Additional Information are removed.